JANUS INVESTMENT FUND
                               JANUS VENTURE FUND

    Supplement dated February 1, 1997 to Prospectus dated February 18, 1996



Effective February 1, 1997, Janus Venture Fund (the "Fund") will be managed by an investment management team consisting of James P. Craig, Thomas F. Marsico, William Bales and Jonathan Coleman.

Mr. Craig is Chief Investment Officer of Janus Capital. He is also Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. Mr. Craig previously managed the Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 through December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

Mr. Marsico is Executive Vice President and portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Mr. Marsico has managed Janus Growth and Income Fund since its inception and Janus Twenty Fund since March 1988. He holds a Bachelor of Arts in Biology from the University of Colorado and a Master of Business Administration in Finance from the University of Denver.

Mr. Bales has been a research analyst with Janus Capital since 1993. His research focuses on the transportation, consumer products and restaurant industries. He began his career at Janus in September 1991 as an Investor Service Representative. He holds a Bachelor of Science in Marketing and a Master of Science in Marketing and Finance from the University of Colorado. He is seeking the Chartered Financial Analyst designation.

Mr. Coleman has been a research analyst with Janus Capital since July 1994. His research focuses on the railroad, computer, healthcare and financial services industries. He holds a Bachelor of Arts in Political Economy and Spanish from Williams College. He is seeking the Chartered Financial Analyst designation.